UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Staffing 360 Solutions, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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641 Lexington Avenue

27th Floor

New York, NY 10022

(646) 507-5710

Dear Stockholder:

You are invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Staffing 360 Solutions, Inc. (the “Company”), which will take place on Monday, April 5, 2021 at 10:00 a.m., New York time. The Special Meeting will be conducted in a virtual format at www.virtualshareholdermeeting.com/STAF2021SM.

At this Special Meeting, you will be asked to consider and vote upon a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of our authorized common stock from 40,000,000 to 100,000,000 and to make a corresponding change to the number of authorized shares of capital stock.

Enclosed with this letter are your Notice of Special Meeting of Stockholders, proxy statement and proxy voting card. The attached proxy statement discusses the matter of business to be considered at the Special Meeting. Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. On the following pages, we provide answers to frequently asked questions about the Special Meeting. The Notice of Special Meeting of Stockholders and proxy statement are also available at www.proxyvote.com.

In light of public health concerns regarding the coronavirus (“COVID-19”) outbreak, the Special Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Special Meeting by visiting www.proxyvote.com, and during the Special Meeting by visiting www.virtualshareholdermeeting.com/STAF2021SM. You will also be able to dial-in via telephone to ask questions during the meeting. Specific instructions for accessing the meeting are provided in the Notice of Special Meeting of Stockholders, proxy voting card or voting instruction form you received. If you encounter any difficulties accessing the virtual Special Meeting, please call the technical support number available on the virtual meeting page on the morning of the Special Meeting.

Your vote is very important. Whether or not you expect to attend the virtual Special Meeting, please read the enclosed proxy statement and vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. You may vote online or by phone, or by mail by following the instructions on your proxy card or voting instruction form. Voting online or by phone, written proxy, or voting instruction form ensures your representation at the Special Meeting regardless of whether you attend the virtual meeting. If you do attend the virtual Special Meeting, you will, of course, have the right to revoke the proxy and vote your shares during the virtual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the virtual Special Meeting and to vote during the meeting.

If you plan to attend the virtual Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompany your proxy materials. The Special Meeting will begin promptly at 10:00 a.m., New York time. Online check-in will begin at 9:45 a.m., New York time, and you should allow ample time for the online check-in procedures.

On behalf of the Board of Directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the virtual Special Meeting.

Thank you for your ongoing support.

Sincerely,

/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Meeting Date: April 5, 2021

To the Stockholders of Staffing 360 Solutions, Inc.:

Notice is hereby given that the Special Meeting of Stockholders (the “Special Meeting”) of Staffing 360 Solutions, Inc. (the “Company”), will be held at 10:00 a.m. New York time on April 5, 2021, virtually over the Internet at www.virtualshareholdermeeting.com/STAF2021SM, for the following purposes:

1)	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 100,000,000 and to make a corresponding change to the number of authorized shares of capital stock.

2)	To transact such other business properly brought before the Special Meeting or any or any postponement(s), adjournment(s) or recess(es) thereof.

Stockholders are referred to the enclosed proxy statement (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends that you vote “FOR” Proposal 1 at the Special Meeting.

In light of public health concerns regarding the coronavirus (“COVID-19”) outbreak, the Special Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Special Meeting by visiting www.proxyvote.com, and during the Special Meeting by visiting www.virtualshareholdermeeting.com/STAF2021SM. You will also be able to dial-in via telephone to ask questions during the meeting. Specific instructions for accessing the meeting are provided in the accompanying proxy card or voting instruction form you received.

The Board has fixed the close of business on February 24, 2021 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or at any postponement(s), adjournment(s) or recess(es) thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Special Meeting. The list will also be available during the Special Meeting for inspection by stockholders. If you are a stockholder as of the Record Date, you may vote at the meeting.

Whether or not you expect to attend the virtual Special Meeting, please read the enclosed Proxy Statement and vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. You may vote online or by phone, or by mail by following the instructions on your proxy card or voting instruction form. Voting online or by phone, written proxy, or voting instruction form ensures your representation at the Special Meeting regardless of whether you attend the virtual meeting. If you do attend the virtual Special Meeting, you will, of course, have the right to revoke the proxy and vote your shares during the virtual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the virtual Special Meeting and to vote during the meeting.

If you plan to attend the virtual Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompany your proxy materials. The Special Meeting will begin promptly at 10:00 a.m., New York time. Online check-in will begin at 9:45 a.m., New York time, and you should allow ample time for the online check-in procedures.

Hard copies of this Notice of Special Meeting, Proxy Statement and additional proxy materials are being mailed to stockholders of record beginning on or about March 1, 2021. The Proxy Statement is also available at www.proxyvote.com.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment or recess of the Special Meeting in person, we request that you vote by telephone, over the Internet, or that you complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to vote your shares at or prior to the virtual Special Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By order of our Board

/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 5, 2021

This proxy statement (the “Proxy Statement”) is furnished to you by the Board of Directors (the “Board”) of Staffing 360 Solutions, Inc. in connection with the solicitation of proxies for use at our Special Meeting of Stockholders (the “Special Meeting”) to be held virtually on the Internet at www.virtualshareholdermeeting.com/STAF2021SM, on April 5, 2021 at 10:00 a.m., New York time, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”), and at any postponement(s), adjournment(s) or recess(es) thereof.

This Proxy Statement, along with a Notice of the Special Meeting and either a proxy card or a voting instruction form, are being mailed to our stockholders beginning on or about March 1, 2021.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Staffing,” “we,” “our,” “us” and the “Company” to refer to Staffing 360 Solutions, Inc. and its subsidiaries on a consolidated basis, and we use the terms “stockholder(s)” and “holder(s) of record” to refer to holders of shares of our common stock, par value $0.00001 per share, entitled to vote at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What am I voting on?

At the Special Meeting, you will be asked to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 100,000,000 and to make a corresponding change to the number of authorized shares of capital stock (Proposal 1 – the “Proposal to Increase Authorized Shares”).

Who is entitled to vote at the Special Meeting, and how many votes do they have?

Holders of record of our common stock at the close of business on February 24, 2021 (the “Record Date”) are entitled to notice of and may vote at the Special Meeting. The Record Date is established by the Board as required by Delaware law. Pursuant to the rights of our stockholders contained in our organizational documents, each share of our common stock is entitled to one vote on all matters to be considered at the Special Meeting. A complete list of stockholders entitled to vote at the Special Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Special Meeting, and such list will also be available for inspection during the Special Meeting. As of the Record Date, we had [38,242,447] shares of common stock outstanding.

None of our outstanding shares of preferred stock, including our Series E Convertible Preferred Stock (the “Base Series E Preferred Stock”) and Series E-1 Convertible Preferred Stock (the “Series E-1 Preferred Stock”), have voting rights with respect to any of the matters to be considered at the Special Meeting. As of the Record Date, we had 6,172 and 1,409 shares of Base Series E Preferred Stock and Series E-1 Preferred Stock outstanding, respectively.

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Unless the context otherwise requires, in this proxy statement, we use the terms “stockholder(s)” and “holder(s) of record” to refer to holders of shares of our common stock.

What is the difference between a stockholder of record and a “street name” holder?

If your shares of common stock are registered directly in your name with Continental Stock Transfer, our transfer agent, you are considered the stockholder of record with respect to those shares of our common stock. The Notice has been sent directly to you by the Company.

If your shares of common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares of common stock, and your shares of common stock are held in “street name.” Your broker, bank or nominee is considered, with respect to those shares of common stock, the stockholder of record. As the beneficial owner, you have the right to direct your nominee regarding how to vote your shares.

How do I vote my shares if I am a stockholder of record?

If you are a stockholder of record, you may vote over the Internet, by telephone, by mail or during the Special Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

●	Vote by Internet. You can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 4, 2021. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

●	Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on April 4, 2021. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

●	Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Staffing 360 Solutions, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

●	Vote online during the Special Meeting. To vote online during the Special Meeting, you must be logged in and registered to virtually attend the Special Meeting and cast your vote before the announcement of the close of voting during the Special Meeting. You are entitled to virtually attend the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date.

By completing and submitting the proxy card or by submitting your instructions via the Internet or by telephone, you will direct the designated persons (known as “proxies”) to vote your shares of common stock at the Special Meeting in accordance with your instructions. The Board of Directors has appointed Brendan Flood or, in his absence, Nick Koutsivitis, to serve as the proxies for the Special Meeting. Submitting a proxy will not affect your right to virtually attend the Special Meeting and change your vote online during the Special Meeting.

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How do I vote my shares if I hold my shares in “street name”?

If you hold your shares in “street name,” your broker, bank or other nominee should provide you with a voting instruction form along with the proxy materials. By completing the voting instruction form, you may direct your nominee how to vote your shares.

In addition, you may vote your shares by telephone or via the Internet, by following the instructions provided by your broker, bank or other nominee and using the control number appearing on your voter instruction form or in the email you received from your banker, broker or other nominee if you have previously opted for electronic delivery of proxy materials. Alternatively, if you want to vote your shares during the virtual Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to obtain a nominee-issued proxy prior to the Special Meeting, you will not be able to vote your nominee-held shares during the Special Meeting.

Can I vote my shares at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Special Meeting by submitting your vote electronically during the Special Meeting.

If you hold your shares in “street name,” you may vote your shares during the Special Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the virtual Special Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of one of the proxy materials (consisting of this Proxy Statement, the accompanying Notice and the proxy card or voting instruction form). For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a copy of the proxy materials, including a proxy card, for shares held in your name and a voting instruction form for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Special Meeting by:

●	notifying our Corporate Secretary, Nick Koutsivitis, in writing at 641 Lexington Avenue, Suite 2701, New York, New York 10022, that you are revoking your proxy before 5:00 p.m., Eastern Time, on April 2, 2021;

●	submitting a new proxy at a later date via the Internet, phone or by signing and delivering a new proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Special Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

●	virtually attending and voting online at the Special Meeting.

If you are a “street name” holder, your broker, bank or other nominee should provide instructions explaining how you may change or revoke your voting instructions. Logging in for virtual attendance at the Special Meeting alone will not revoke your proxy.

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What constitutes a quorum?

The presence in person or by proxy of the holders of record of a majority of the shares of common stock entitled to vote at a meeting of stockholders constitutes a quorum for purposes of the Special Meeting. A quorum is necessary in order to conduct the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. See “What is a broker non-vote?”

If a quorum is not present at the Special Meeting, the stockholders present in person or by proxy may adjourn the meeting to a later date. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 1 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal.

Assuming a quorum is present at the Special Meeting, what vote is required to approve Proposal 1 and what are my voting choices with respect to the proposal?

Proposal 1 - Proposal to Increase Authorized Shares. The affirmative vote of holders of a majority of the shares of the Company’s common stock outstanding as of the Record Date is required to approve Proposal 1.

For Proposal 1, you may choose to vote “FOR,” “AGAINST” or “ABSTAIN.”

Because the vote is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, your failure to vote or marking “ABSTAIN” on your proxy with respect to the Proposal 1 has the same effect as a vote against this proposal.

How are abstentions and broker non-votes treated for purposes of the Special Meeting?

Abstentions are included in the determination of the number of shares of common stock present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting. Accordingly, an abstention will have the effect of a vote against the Proposal to Increase Authorized Shares.

Broker non-votes will be included in the determination of the number of shares of common stock present at the Special Meeting for determining a quorum at the meeting. Broker non-votes, to the extent applicable, will have the effect of a vote against the Proposal to Increase Authorized Shares. Because your broker will have discretionary voting authority with respect to the Proposal to Increase Authorized Shares, a broker non-vote would only arise in the event that your broker does not receive your voting instructions and chooses not to exercise its discretionary voting authority with respect to such matter. We understand that certain brokers have a policy not to exercise discretionary voting authority. Therefore, we encourage you to instruct your broker how to vote your shares.

Who counts the votes?

All votes will be tabulated by Nick Koutsivitis, the inspector of election appointed for the Special Meeting.

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Who is soliciting proxies, how are they being solicited, and who pays the cost?

Proxies are being solicited by the Board of Directors on behalf of the Company. In addition, we have engaged Morrow Sodali LLC (“Morrow”), the proxy solicitation firm hired by the Company, at an approximate cost of $7,500, to solicit proxies on behalf of our Board. Morrow may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Morrow as well as the reimbursement of expenses of Morrow will be borne by us. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the common stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of common stock. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Special Meeting.

Where can I find the voting results of the Special Meeting?

The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Special Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional material, please feel free to contact Giselle Trent, at 646-507-5710.

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PROPOSAL 1 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.00001, from 40,000,000 to 100,000,000 and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed Certificate of Amendment effecting the amendment is attached to this Proxy Statement as Appendix A (the “Amendment”).

We currently have a total of 60,000,000 shares of capital stock authorized under our Amended and Restated Certificate of Incorporation, consisting of 40,000,000 shares of common stock and 20,000,000 shares of preferred stock. Our Board is asking our stockholders to approve an amendment that will increase the number of authorized shares of common stock from 40,000,000 to 100,000,000 and increase the number of authorized shares of all classes of stock from 60,000,000 to 120,000,000. The number of shares of authorized preferred stock would remain unchanged.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of common stock in order to provide the Company with the flexibility to pursue all finance and corporate opportunities involving our common stock, which may include private or public offerings of our equity securities, without the need to obtain additional stockholder approvals. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock.

On February 12, 2021, we closed a public offering (the “February 2021 Offering”) of 20,851,199 shares of our common stock at an offering price of price of $0.90 per share, as well as pre-funded warrants to purchase 1,004,081 shares of common stock to certain purchasers at a purchase price of $0.8999 per pre-funded warrant (equal to the price per share at which shares of common stock were sold to the public in February 2021 Offering, minus the exercise price of $0.0001 for each pre-funded warrant). While the Board believes that the February 2021 Offering provided the Company with much needed equity financing, the offering required us to utilize all of the remaining authorized shares of common stock that were unreserved and available for issuance.

The Board believes that unless we obtain stockholder approval to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, we will be severely limited by the inability to issue additional shares in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition.

As of February 19, 2021, 38,242,447 shares of common stock were outstanding, with the remaining 1,757,553 shares of authorized common stock reserved for issuance. As of February 19, 2021, we had reserved, pursuant to various equity award plans, 82,100 shares of common stock, of which 76,500 were reserved for options granted and outstanding and 5,600 were reserved for future grants to our Board of Directors. In addition, as of that date, we had outstanding warrants to purchase up to 1,675,453 shares of common stock.

In addition to the above, as the February 19, 2021, 13,002,508 shares of common stock were issuable upon the conversion of the Base Series E Preferred Stock and Series E-1 Preferred Stock and the exercise of warrants owned by Jackson Investment Group, LLC (“Jackson”). As further described below under “Jackson Waiver,” Jackson temporarily waived its right to convert or exercise such securities in order to facilitate the February 2021 Offering.

Thus, as of the Record Date, we had zero shares of authorized common stock remaining that were unissued and unreserved for issuance.

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Jackson Waiver

On February 5, 2021, we received a waiver from Jackson (the “Jackson Waiver”) in connection with the February 2021 Offering. As part of the Jackson Waiver, Jackson agreed that it would not convert any shares of the Base Series E Preferred Stock or Series E-1 Preferred Stock into shares of our common stock or exercise any warrants to purchase shares until April 6, 2021, in order to allow us to utilize the authorized shares of common stock otherwise reserved for such issuances in the February 2021 Offering. Jackson is the sole holder of our outstanding shares of Base Series E Preferred Stock and Series E-1 Preferred Stock.

As of February 19, 2021, without giving effect to such agreement not to exercise or convert, 1,413,000 shares of common stock were issuable upon conversion of the 1,413 shares of Series E-1 Preferred Stock outstanding, 6,172,000 shares of common stock were issuable after October 31, 2022 upon conversion of the 6,172 shares of Base Series E Preferred Stock outstanding, and 905,508 shares of common stock were issuable upon the conversion of the warrants owned by Jackson.

Under the terms of the Jackson Waiver, we agreed to take all actions necessary to cause a meeting of stockholders to be held as soon as is reasonably possible and to present at such meeting a proposal to increase the number of authorized shares of common stock to at least a total of 100,000,000 shares, and to use our reasonable best efforts to solicit votes of our stockholders in favor of such proposal.

Base Series E Preferred Stock and Series E-1 Preferred Stock

The Base Series E Preferred Stock and Series E-1 Preferred Stock rank senior to common stock and any other series or classes of preferred stock now or after issued or outstanding with respect to dividend rights and rights on liquidation, winding up and dissolution. Holders of Base Series E Preferred Stock are entitled to receive a dividend payable in shares of Series E-1 Preferred Stock, which will accrue at a rate of 5% per year of the liquidation value of the outstanding Base Series E Preferred Stock while the Base Series E Preferred Stock remains outstanding.

Shares of Series E-1 Preferred Stock are convertible into our common stock at a conversion rate equal to the liquidation value of each share of Series E-1 Preferred Stock divided by $1.00 per share. Each share of Series E-1 Preferred Stock has a liquidation value of $1,000 per share.

Shares of Base Series E Preferred Stock will also be convertible into shares of our common stock after October 31, 2022. The conversion rate for Base Series E Preferred Stock is equal to the liquidation value of each shares of Base Series E Preferred Stock divided by $1.00 per share. Each share of Base Series E Preferred Stock has a liquidation value of $1,000 per share.

As of February 19, 2021, 6,172,000 shares and 1,413,000 shares of common stock were issuable upon the potential conversion of Base Series E Preferred Stock and Series E-1 Preferred Stock, respectively.

Holders of Base Series E Preferred Stock are entitled to monthly cash dividends at a per annum rate of 12%. At our option, up to 50% of the cash dividend on the Base Series E Preferred Stock may be paid in kind by adding such 50% portion to the outstanding liquidation value of the Base Series E Preferred Stock (the “PIK Dividend Payment”), with this option ending on October 25, 2021. If the PIK Dividend Payment is elected, a holder of Base Series E Preferred Stock is entitled to additional fee to be paid in shares of our common stock an amount equal to $10 divided by the average closing price, as reported by Nasdaq of such shares of common stock over the 5 trading days prior to the applicable monthly interest payment date. If such average market price is less than $0.50, or is otherwise undeterminable because such shares are no longer publicly traded or the closing price is no longer reported by Nasdaq, then the average closing price for these purposes shall be deemed to be $0.50, and if such average closing price is greater than $3.50 then the average closing price for these purposes shall be deemed to be $3.50.

Except as provided by law or by the other provisions of the Certificate of Incorporation and as provided below, holders of Base Series E Preferred Stock and Series E-1 Preferred Stock shall have no right to vote such shares on any matter presented to our stockholders for their action or consideration.

7

Potential Consequences if Proposal 1 is Not Approved

If this proposal is not approved by our stockholders, our financing alternatives will be limited by the lack of any available unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled employees, and if this proposal is not approved by our stockholders, the lack of any available unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Additionally, in the event we may fail to secure the requisite stockholder approval for the increase in the number of authorized shares of common stock, it will result in an event of default under our Second Amended and Restated Note Purchase Agreement, dated as of October 26, 2020 (the “Amended Note Purchase Agreement”), the Series E Certificate of Designation, and the amended and restated warrant agreement, dated as of April 25, 2018, as amended, with Jackson. As of February 19, 2021, $19,154,364 of principal is outstanding under the Amended Note Purchase Agreement. If not cured or waived, such event of default could result in us being required to repay these borrowings before their due date or require us to redeem outstanding shares of Series E Preferred Stock, which would have a material adverse effect on our business, financial condition and results of operations.

Additionally, the Series E Certificate of Designation only permits us to pay a quarterly cash dividend of one cent per share of issued and outstanding common stock; provided, that such cash dividend does not exceed $100,000 in the aggregate per fiscal quarter. We may not pay such dividends if any events of default exist under our debt agreements or the Series E Certificate of Designation.

Management has historically been able to obtain from Jackson waivers of any non-compliance and management expects to continue to be able to obtain necessary waivers in the event of future non-compliance; however, there can be no assurance that we will be able to obtain such waivers. Furthermore, Jackson may require fees and expenses to be paid or other changes to terms in connection with waivers or amendments. If we are forced to refinance these borrowings on less favorable terms, our results of operations and financial condition could be adversely affected by increased costs and rates.

Rights of Additional Authorized Shares

If and when issued, the additional common stock to be authorized by adoption of the Amendment would have rights and privileges identical to our currently outstanding common stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of common.

Potential Adverse Effects of Increase in Authorized Common Stock

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on our earnings per share, book value per share, and the voting power and ownership interest of current stockholders. Stockholders should be aware that because we currently have almost no authorized but unissued shares of common stock remaining, the holder of our Base Series E Preferred Stock and Series E-1 Preferred Stock is currently prevented from converting shares of Base Series E Preferred Stock and Series E-1 Preferred Stock into our common stock. As discussed above, as of February 19, 2021, 6,172,000 shares and 1,413,000 shares of common stock were issuable upon the potential conversion of Base Series E Preferred Stock and Series E-1 Preferred Stock, respectively. As a result, future conversions of the Base Series E Preferred Stock and Series E-1 Preferred Stock would likely cause substantial dilution to existing stockholders.

Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

8

Timing of Proposed Amendment

If Proposal 1 is approved by the stockholders, as soon as practicable after the Special Meeting, we will file the Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of common stock and corresponding change to the number of authorized shares of capital stock. Upon approval and following such filing with the Secretary of State of Delaware, the Amendment will become effective on the date it is filed.

Required Vote

The approval of the proposal to effect the increase in the authorized shares will require the affirmative vote of the holders of a majority of the shares of the Company’s outstanding common stock. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, your failure to vote on Proposal 1 has the same effect as a vote against the proposal.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS

VOTE “FOR” APPROVAL OF PROPOSAL 1.

9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for: (i) each of our directors; (ii) each of our named executive officers; (iii) all of our directors and executive officers as a group; and (iv) all persons, to our knowledge, that are the beneficial owners of more than 5% of the outstanding shares of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Except as indicated in footnotes to this table, we believe each person named in this table has sole voting and investment power with respect to the shares of common stock set forth opposite such person’s name. Percentage ownership is based on [38,242,447] shares of common stock outstanding on the Record Date.

Name of Beneficial Owner	Address	Common Stock Beneficially Owned (1)	Percent of Common Stock
Brendan Flood (2)	3 London Wall Buildings, London Wall, London, EC2M 5SY	714,712	1.9%
Khalid Anwar (3)	641 Lexington Avenue, Suite 2701 New York, NY 10022	30,000	*
Dimitri Villard (4)	8721 Santa Monica Blvd, Suite 100 Los Angeles, CA 90069	44,350	*
Jeff Grout (5)	3 London Wall Buildings, London Wall, London, EC2M 5SY	44,934	*
Nicholas Florio (6)	Citrin Cooperman & Company LLP 529 Fifth Avenue New York, NY 10017	45,499	*
Alicia Barker (7)	641 Lexington Avenue, Suite 2701 New York, NY 10022	116,800	*

Directors and officers as a group		996,295	2.6%

Greater than 5% Holders:
Jackson Investment Group, LLC (8)	2655 Northwinds Parkway Alpharetta, GA 30009	10,559,204	22.6%

* less than 1%

(1) Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the Record Date, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into common stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

10

(2) Includes 695,512 shares of common stock owned and 19,200 options that are currently exercisable or may be exercised by Mr. Flood within 60 days of February 19, 2021

(3) Mr. Anwar owns 30,000 shares of common stock.

(4) Includes 5,550 shares of common stock held personally by Mr. Villard and 37,800 shares held through Byzantine Productions, Inc., for which Mr. Villard is deemed the beneficial owner with sole voting and dispositive power over the securities held by the entity, and Mr. Villard holds options to purchase 1,000 shares.

(5) Mr. Grout owns 43,934 shares of common stock and holds options to purchase 1,000 shares of stock.

(6) Includes 4,200 shares of common stock held personally by Mr. Florio and 40,299 shares of common stock and options to purchase 1,000 shares of common stock held in the name of Citrin Cooperman for which Mr. Florio is deemed the beneficial owner with sole voting and dispositive power over the securities held by the firm.

(7) Ms. Barker owns 116,800 shares of common stock.

(8) Includes 2,068,696 shares of common stock owned, 905,508 shares of common stock issuable upon the exercise of warrants with an exercise price of $1.00, 6,172,000 shares of common stock issuable upon conversion of 6,172 shares of Series E preferred stock, and 1,413,000 shares of common stock issuable upon conversion of 1,413 shares of Series E Preferred Stock. Does not give effect to the Limited Waiver and Agreement Jackson and we executed on February 5, 2021.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2021 annual meeting must be received no later than April 16, 2021. However, pursuant to such rule, if the 2021 annual meeting is held on a date that is before August 30, 2021 or after October 29, 2021, then a stockholder proposal submitted for inclusion in our proxy statement for the 2021 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2021 annual meeting. Stockholder proposals should be addressed to the Corporation at 641 Lexington Avenue, Suite 2701, New York NY 10022.

Proposals submitted outside Rule 14a-8 of the Exchange Act must comply with our bylaws. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between June 1, 2021 and July 1, 2021; provided, however, if and only if the 2021 annual meeting is not scheduled to be held before August 30, 2021 or after December 8, 2021, such stockholder’s notice must be delivered not earlier than 120 days prior to the date of the 2021 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2021 annual meeting or (B) the date which is 90 days prior to the date of the 2021 annual meeting. Recommendations from stockholders which are received after the applicable deadline likely will not be considered timely for consideration by our Nominating and Corporate Governance Committee for next year’s annual meeting.

HOUSEHOLDING OF PROXY MATERIALS

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement and related proxy materials to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to, or call, the corporate Secretary of Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York NY 10022, telephone number 646-507-5710.

11

OTHER MATTERS

The Board does not intend to bring any other matters before the Special Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Special Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE VIRTUAL MEETING, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE, ELECTRONICALLY BY INTERNET OR BY TELEPHONE, OR BY POSTAL MAIL, AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE VIRTUAL MEETING.

12

Appendix A

Form of Proposed Amendment to

Amended and Restated Certificate of Incorporation of

Staffing 360 Solutions, Inc.

The Fourth Article of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

FOURTH. Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 120,000,000 shares, consisting of: (x) 100,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”), and (y) 20,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided.

A-1

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/STAF2021SM
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

SHARES

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000483655_1 R1.0.0.148

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

STAFFING 360 SOLUTIONS, INC.
Special Meeting of Shareholders April 5, 2021 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Brendan Flood or in his absence Nick Koutsivitis, or either of them, with the power of substitution and resubstitution to vote any and all shares of capital stock of Staffing 360 Solutions, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Special Meeting of the Company, to be held at via the internet on April 5, 2021 at 10:00 a.m. local time, and at any adjournments, postponements or recesses thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Special Meeting (receipt of which is hereby acknowledged):

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL NUMBER 1.

Continued and to be signed on reverse side

0000483655_2 R1.0.0.148